                                  Exhibit 99.1
                                  ------------

CONTACT:    Leonard Carr
            Sr. Vice President
            713-783-8200
            lcarr@tidelmail.com

FOR IMMEDIATE RELEASE

                   TIDEL REPORTS UPDATE ON CREDIT CARD CENTER

HOUSTON, Texas -- June 14, 2001 -- Tidel Technologies, Inc. (Nasdaq: ATMS) today reported that its former  largest  customer,  JRA,  222, Inc.  d/b/a Credit Card
Center ("CCC"), which filed for protection under Chapter 11 of the United States
Bankruptcy  Code on June 6, 2001 in the United States  Bankruptcy  Court for the
Eastern  District  of  Pennsylvania,   had  its  first  hearing  yesterday.   At
yesterday's  hearing,  the Court set  Friday,  June 15, 2001 as the date it will rule on  CCC's  applications  to  retain  legal  counsel  and use  certain  cash collateral to pay pre-petition  wages for a limited number of employees.  In May
2001,  Tidel had  commenced  various  legal  actions to enforce  and protect its rights with respect to amounts owed to it by CCC. These actions have been stayed by virtue of the bankruptcy filing.

At the filing date,  CCC owed Tidel the principal  amount of  approximately  $27 million, excluding any amounts for interest and other charges. The obligation is
secured  by  a  collateral  pledge  of  accounts  receivable,   inventories  and
transaction income.  Tidel has not received any payments from CCC on amounts due since  January  2001.  Tidel has not shipped any products to CCC since  December
2000.

The financial information  accompanying the original petition indicated that CCC had  total  assets  of  approximately  $34  million  and  total  liabilities  of approximately  $87 million.  The  preliminary  data is incomplete,  but detailed schedules summarizing all assets, including the collateral pledged to secure the amounts due to Tidel, are expected to be filed later this month. Tidel is in the process of evaluating all available  information and reviewing,  in light of the information  available,  the value of its pledged  collateral  in respect of the current  status of CCC to determine  whether the  anticipated  proceeds from the liquidation of such collateral  exceed amounts due to the company.  In the event the value of the  collateral  pledged to Tidel is  insufficient  to support  the recoverability of any or all amounts due, Tidel could incur a significant charge to earnings for the quarter ended June 30, 2001, or in future periods.

Tidel  Technologies,  Inc.  is one  of the  nation's  leading  manufacturers  of automated  teller  machines and cash security  equipment  designed for specialty retail  marketers.  In 2000,  Tidel was the leading provider of ATMs to non-bank locations  in the U.S.,  and ranked  55th in Forbes'  list of the 200 Best Small

Companies in America.  To date,  Tidel has sold more than 30,000 retail ATMs and
115,000  retail  cash  controllers  in the  U.S.  and 36 other  countries.  More information  about the company and its  products may be found on the Internet at
www.tidel.com.

"SAFE HARBOR" DISCLAIMER UNDER THE PRIVATE  SECURITIES  LITIGATION REFORM ACT OF
1995:  THIS PRESS  RELEASE MAY  CONTAIN  FORWARD-LOOKING  STATEMENTS,  INCLUDING
STATEMENTS AS TO ANTICIPATED OR EXPECTED RESULTS, BELIEFS,  OPINIONS, AND FUTURE
FINANCIAL  PERFORMANCE.  THE  FORWARD-LOOKING  STATEMENTS  ARE BASED ON  CURRENT
EXPECTATIONS AND ASSUMPTIONS AND INVOLVE RISKS AND UNCERTAINTIES  THAT MAY CAUSE
THE COMPANY'S  ACTUAL  EXPERIENCE TO DIFFER  MATERIALLY  FROM THAT  ANTICIPATED.
ESTIMATES  ARE  BASED ON  RELIABLE  INFORMATION  AND PAST  EXPERIENCE.  HOWEVER,
OPERATING  RESULTS ARE AFFECTED BY A WIDE VARIETY OF FACTORS,  MANY OF WHICH ARE
BEYOND THE CONTROL OF THE COMPANY.  FACTORS INCLUDE, BUT ARE NOT LIMITED TO, THE
LEVELS OF ORDERS WHICH ARE  RECEIVED  AND CAN BE SHIPPED IN A QUARTER;  CUSTOMER
ORDER PATTERNS AND  SEASONALITY;  COSTS OF LABOR,  RAW  MATERIALS,  SUPPLIES AND
EQUIPMENT;  TECHNOLOGICAL  CHANGES;  COMPETITION  AND  COMPETITIVE  PRESSURES ON
PRICING;   AND  ECONOMIC   CONDITIONS  IN  THE  UNITED  STATES  AND   WORLDWIDE.
ADDITIONALLY,  FACTORS  AND RISKS  AFFECTING  OPERATING  RESULTS  INCLUDE  THOSE
DESCRIBED IN THE COMPANY'S  REGISTRATION  STATEMENTS AND PERIODIC  REPORTS FILED
WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

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